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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the incorporation by reference in the Registration Statement of Physicians Resource Group, Inc. on Form S-8 (File No. 33-93712), Form S-8 (File No. 33-93946), Form S-8 (File No. 333-03460), Form S-8 (File No.
333-03478), Form S-4 (File No. 333-00230), and Form S-4 (File No. 333-4406) of
our reports included in this Form 8-K/A.



                                            COOPERS & LYBRAND L.L.P.



Memphis, Tennessee


July 15, 1996